EXHIBIT 23.1

                              ACCOUNTANTS' CONSENT

The Board of Directors
CollaGenex Pharmaceuticals, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                                                   /s/ KPMG LLP


Princeton, New Jersey
January 15, 2001